UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2022

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PagerDuty, Inc.
(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-38856	27-2793871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Townsend St., Suite 200 San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)
(844) 800-3889
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.000005 par value	PD	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 9, 2022, the Board of Directors (the “Board”) of PagerDuty, Inc. (the “Company”) elected William E. Losch to serve as a director of the Company, until his successor is elected and qualified, or sooner in the event of his death, resignation or removal. Mr. Losch joins the class of directors whose term expires at the Company’s 2023 annual meeting of stockholders. Mr. Losch has also been appointed to serve on the Company’s Audit Committee.

Mr. Losch, age 61, served as the Chief Financial Officer of Okta, Inc., an identity management platform for enterprises, from June 2013 until his retirement in March 2021. From June 2007 to June 2013, he served as the Chief Financial Officer at MobiTV, Inc., a technology platform provider of multiscreen video delivery services. From October 2004 to May 2007, he served as the Chief Accounting Officer at DreamWorks Animation, SKG, Inc., an animation company. From March 1998 to July 2003, he served in various finance positions, most recently as Vice President of Finance and Chief Accounting Officer, at Yahoo! Inc., an internet company. Mr. Losch holds a B.A. in Economics from the University of California, Los Angeles.

The Board has determined that Mr. Losch is “independent” in accordance with the rules and standards of the New York Stock Exchange, the Securities and Exchange Commission, and the Company’s corporate governance guidelines. Mr. Losch does not have a material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K, and there is no arrangement or understanding between Mr. Losch and any other person pursuant to which he was selected as a director.

Mr. Losch will be entitled to receive compensation in accordance with the Company’s Non-Employee Director Compensation Policy, a copy of which is attached as Exhibit 10.12 to the Company’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 17, 2022. Mr. Losch will also enter into the Company’s standard form of indemnification agreement.

Mr. Losch’s election to the Board is included in the press release attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is provided as part of this report:

Exhibit No.	Description
99.1	Press Release Issued by PagerDuty, Inc. dated August 11, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PagerDuty, Inc.

Dated: August 11, 2022	By:	/s/ Shelley Webb
Shelley Webb
Senior Vice President, Legal, General Counsel, and Secretary